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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 8, 2007
                  Date of Earliest Event Reported: June 7, 2007


                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


        1-11476                                         95-3977501
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(Commission File Number)                   (I.R.S.  Employer Identification No.)


 13500 Evening Creek Drive, Suite 440, San Diego, California        92128
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         (Address of Principal Executive Offices)                 (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



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ITEM 8.01 OTHER EVENTS

         On June 7, 2007, World Waste Technologies, Inc. (the "Company) announced that its annual meeting of shareholders will be held in San Diego, California on July 11, 2007 at 10:00 a.m. California time. The record date for the meeting is May 31, 2007.

         A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

        EXHIBIT NO.           DESCRIPTION
          99.1 Press Release dated June 7, 2007 announcing annual meeting date.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:  June 8, 2007                  WORLD WASTE TECHNOLOGIES, INC.


                                      By: /s/ David Rane
                                          ---------------------------------
                                          David Rane
                                          CHIEF FINANCIAL OFFICER